         THE TAIWAN FUND, INC.-R-





               ANNUAL REPORT
              AUGUST 31, 1996




                                                           THE TAIWAN
                                                            FUND, INC.

                                                           WHAT'S INSIDE

                                                                        PAGE
                                                                        ----
                                                 Manager's Message        2

                                                 Portfolio Snapshot       5

                                                 Investments              6

                                                 Financial Statements     9

                                                 Notes                   12

                                                 Report of Independent
                                                   Accountants           16

                                                 Dividend Reinvestment
                                                   and Cash Purchase
                                                   Plan                  17

--------------------------------------------------------------------------------
  PORTFOLIO MANAGER'S MESSAGE
---------------------------------------------------------------------------

    A message from
    Michael Chen,
    Portfolio Manager of
    The Taiwan Fund, Inc.

Dear Shareholder:
For the year ended August 31, 1996, The Taiwan Fund, Inc. ("Fund") increased 21.79% in U.S. dollars or 21.66% in New Taiwan ("N.T.") dollars, as the N.T. dollar appreciated against the U.S. currency by 0.11%. The percentages were calculated based on the change in net asset value and adjusted for the US$0.025 per share dividend paid in January and the net proceeds of the secondary offering completed in May 1996. During the same period, the Taiwan Stock Exchange (TAIEX) Index increased by 31.18%.

The Fund underperformed the TAIEX Index during the period because the Fund was underweighted in financial stocks which outperformed the rest of the market by over 25%. However, we think financial stocks are currently overvalued relative to their earnings growth prospect and net asset values. (See "Michael Chen on the Financial Stocks".) In addition, we expect the liquidity driven rally to run out of momentum, in which case financial stocks may start underperforming the rest of the market. We believe investors are now focusing more on share price fundamentals.

On August 31, 1996, the closing price for the Fund's shares on the New York Stock Exchange was US$23.50, compared to US$21.625 on August 31, 1995. The market price on August 31, 1996 represented a 5.6% premium over its NAV of US$22.25 per share.

In January 1996, the Fund paid a dividend of $0.025 per share from net investment income. The Fund completed a secondary offering in May 1996, pursuant to which 1,538,805 shares were sold to investors and net proceeds of approximately US$32 million were received by the Fund. The proceeds have been converted into NT dollars and invested in accordance with the Fund's investment objectives and policies.

While the market declined significantly in the second half of 1995 due to China's military threat, it began to recover in late March 1996 as the military crisis ended peacefully and the Presidential election was carried out smoothly. In April, the news that Taiwan would be included in the MSCI Emerging Markets Free Index in September 1996 pushed the stock market sharply higher, with the TAIEX Index increasing by 18% in nine trading

---------------------------------------------------------------------------
---------------------------------------------------------------------------

    days. Foreign institutional buying in the months that followed pushed the TAIEX Index even higher to close at 6,309 on August 30, 1996. Liquidity, provided both by the Central Bank's liberal monetary policy and foreign portfolio investments, has been the major driving force behind the rally.

    Although the stock market made remarkable gains in the past six months, the market fundamental economic indicators did not. Taiwan's economy grew at an annualized rate of only 5.3% in the first half of 1996 and the unemployment rate exceeded 3% in August 1996. While the Central Bank continues to increase liquidity in the economy, the annual growth rate of M2, the broadly based money supply indicator, has been hovering around 8% for the past six months. The government's target range for economic growth is between 9% and 14% although recent numbers suggest weak consumer demand which causes over-capacity, lower prices, and reduced profitability. Earnings of listed companies declined almost 10% in the first half of 1996 compared to the first half of 1995.

    We believe that foreign and domestic demand is the key to Taiwan's economic recovery. The Central Bank has been easing liquidity in the hope that lower interest rate may improve domestic demand, such as private consumption and investment. However, recent economic statistics seem to suggest that domestic demand does not revive because of eased monetary policy alone. On the contrary, a higher unemployment rate and diminished corporate profitability limit the extent to which private consumption and investment can grow. The government seems to have realized this and has adopted other measures, including deregulating land use, to provide incentives for new investment. Despite concerns over a larger fiscal deficit, an increase in direct public spending is another alternative. However, the overall effect of these policies remains uncertain.

    Our analysis of previous market cycles leads us to conclude that income and wealth have to grow before domestic demand can recover. Foreign demand usually precedes the recovery of domestic demand because the former creates income and an accumulation of wealth that, in turn, stimulates the latter. Two areas may show strong foreign demand growth in the coming months. The first is the technology sector which has suffered from declining sales and profit for two quarters due to an inventory correction. The correction appears to have reached its end and the sector may resume growth in the months ahead. Since the sector accounts for more than 15% of Taiwan's GDP, its recovery would contribute significantly to the overall economy. The other area for growth is China. Due to its austerity program, China's economic growth

---------------------------------------------------------------------------
  PORTFOLIO MANAGER'S MESSAGE (CONTINUED)
---------------------------------------------------------------------------

Michael Chen on Taiwan's policy toward China:

Recently, President Lee called for government regulations to restrict Taiwan's investment in China and asked the business community to "temper their eagerness" in pursuing closer economic ties with China, signaling a shift in Taiwan's policy toward China.In contrast, China announced new regulations that will allow direct shipping links between Taiwan and China.

Until now, while insisting on its independence from China, the Taiwan government has been conciliatory toward investment and trade with China, a policy that separates business from politics. However, as Taiwan becomes more dependent on China economically and China uses that dependence to demand political concessions, that policy may change. The government intends to restrict investment in China by Taiwan's large enterprises. Nonetheless, Taiwan may pay a price, at least in the short term, it if foregoes the great market in China.

---------------------------------------------------------------------------
  PORTFOLIO MANAGER'S MESSAGE (CONTINUED)
---------------------------------------------------------------------------


    appears to have slowed to a more sustainable level. We expect demand from China to increase in 1997 as the Ninth Five-Year Plan is implemented and as credit becomes available from depleted inventory and collected accounts receivable. Since exports to China account for over 20% of Taiwan's total exports, increased demand from China should stimulate growth in the economy. However, the recent change in Taiwan's policy toward China may create some uncertainty about such prospects. (See "Michael Chen on Taiwan's policy toward China".)

    As discussed in the last semi-annual report, the Fund has been holding a balanced portfolio with an emphasis on domestic-demand-driven sectors and undervalued stocks. Based on the above reasoning, and since few stocks appear to be undervalued following the recent rally, the Fund is moving from a value approach to a growth approach and from domestic-demand-driven sectors to foreign-demand-driven sectors, such as textiles and electronics. Despite the political uncertainty, we remain bullish on China-related stocks in the long term. While the financial sector outperformed the overall market for the past twelve months, the Fund still remains underweighted in financial stocks because we believe their growth prospects do not justify their current valuation.

    We thank you for your continued support and look forward to presenting our investment strategy again in coming reports.

    Sincerely yours,

    Michael Chen
    Portfolio Manager


Michael Chen on Financial Stocks:

Taiwan's financial stocks are expensive. For example, the stock of the three largest commercial banks are selling at over 50 times earnings and around 7 times book value. In contrast, their earnings growth prospects are greatly limited due to increased competition from new banks as well as financial disintermediation. The quality of the banks' balance sheets is another matter for concern. Currently, less than 1% of Taiwan's bank loan portfolios are reserved against 4% non-performing assets.

Life insurance companies also face increased competition due to deregulation of the insurance industry. While some suggest that life insurance companies are undervalued investment opportunities due to the composition of their portfolios, few insurance companies have actually added new properties to their portfolios in the past few years. Cathay Life, for example, invested more than 90% of excess funds received during the past six years in bank deposits, the money market, debt securities and term loans, which can hardly be undervalued. Again, selling at around 11 times book value might have fully, if not overly, discounted its "underevaluation".

--------------------------------------------------------------------------------
  PORTFOLIO SNAPSHOT
---------------------------------------------------------------------------

                         TOP TEN EQUITY HOLDINGS
HOLDINGS AS OF AUGUST 31, 1996                     %
---------------------------------------------
Nan Ya Plastics Corp.                            4.4
---------------------------------------------
Hon Hai Precision                                4.2
---------------------------------------------
Cathay Life Insurance Co. Ltd.                   3.6
---------------------------------------------
Formosa Plastic                                  3.5
---------------------------------------------
Delta Electronics Inc.                           3.4
---------------------------------------------
Compeq Manufacturing Co., Inc.                   3.3
---------------------------------------------
Hualon Teijran                                   3.2
---------------------------------------------
Formosa Chemical & Fibre                         3.0
---------------------------------------------
China Motor Co.                                  2.9
---------------------------------------------
Asia Cement                                      2.8
---------------------------------------------

                 TOP TEN EQUITY INDUSTRY WEIGHTINGS
WEIGHTINGS AS OF AUGUST 31, 1996                   %
---------------------------------------------
Textiles & Apparel                              13.8
---------------------------------------------
Automobiles, Tires & Accessories                11.7
---------------------------------------------
Banks                                           11.0
---------------------------------------------
Electronics                                      9.8
---------------------------------------------
Computers & Business Equipment                   8.9
---------------------------------------------
Construction & Real Estate                       8.1
---------------------------------------------
Plastics                                         7.9
---------------------------------------------
Insurance                                        4.6
---------------------------------------------
Iron & Steel                                     4.5
---------------------------------------------
Shipping                                         4.1
---------------------------------------------

                         TOP TEN EQUITY HOLDINGS
HOLDINGS AS OF FEBRUARY 29, 1996                   %
---------------------------------------------
China Steel Corp.                                4.9
---------------------------------------------
Cathay Life Insurance Co. Ltd.                   4.0
---------------------------------------------
Taiwan Glass                                     3.9
---------------------------------------------
Advanced Semiconductor Engineering, Inc.         3.8
---------------------------------------------
Fuh Hwa Securities                               2.8
---------------------------------------------
Cheng Shin Rubber Industrial Co.                 2.6
---------------------------------------------
China Bills Finance Corp.                        2.5
---------------------------------------------
China Petrochemical Development Corp.            2.5
---------------------------------------------
Chung Hsing Bills                                2.5
---------------------------------------------
Formosa Plastic                                  2.4
---------------------------------------------

                 TOP TEN EQUITY INDUSTRY WEIGHTINGS
WEIGHTINGS AS OF FEBRUARY 29, 1996                 %
---------------------------------------------
Electronics                                     14.3
---------------------------------------------
Banks                                           13.8
---------------------------------------------
Building Materials                              10.8
---------------------------------------------
Iron & Steel                                     9.3
---------------------------------------------
Textiles & Apparel                               8.9
---------------------------------------------
Automobiles, Tires & Accessories                 7.9
---------------------------------------------
Plastics                                         5.9
---------------------------------------------
Computers & Business Equipment                   5.8
---------------------------------------------
Chemicals                                        5.6
---------------------------------------------
Insurance                                        5.5
---------------------------------------------

  THE TAIWAN FUND, INC.
   INVESTMENTS/AUGUST 31, 1996 (SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES)
--------------------------------------------------------------------------------

                                                    US$
                                                   VALUE
                                      SHARES     (NOTE 1)
                                     ---------  -----------

COMMON STOCKS - 94.5%

BASIC INDUSTRIES - 19.0%
CHEMICALS - 1.4%
China Petrochemical Development
  Corp. (a).........................  3,013,000  $ 3,114,892
Eternal Chemical (a)................  1,311,000    1,784,842
                                                 -----------
                                                   4,899,734
                                                 -----------
DRUGS & HEALTH CARE - 0.8%
Yung Shin Pharmaceuticals...........  1,226,830    2,858,182
                                                 -----------
INDUSTRIAL MACHINERY - 1.9%
Taichung Machinery (a)..............  4,611,840    6,715,212
                                                 -----------
IRON & STEEL - 4.5%
China Steel Corp....................  7,561,000    7,431,364
Chun Yuan Steel.....................      1,470        1,059
Kao Hsing Chang Iron & Steel (a)....  4,256,000    3,904,161
Mayer Steel Pipe Co. Ltd. (a).......     46,760       33,703
OrnaTube Enterprises (a)............  1,256,250      800,276
Ton Yi Industrial Corp. (a).........  2,606,000    3,813,520
                                                 -----------
                                                  15,984,083
                                                 -----------
METALS & MINING - 0.8%
Chien Shing Stainless Steel Co. Ltd.
  (a)...............................  1,061,000      648,859
Walsin Lihwa Corp. (a)..............  2,857,775    2,236,619
                                                 -----------
                                                   2,885,478
                                                 -----------
PAPER & FOREST PRODUCTS - 1.7%
Cheng Loong Co. Ltd. (a)............  3,099,500    2,132,451
Shihlin Paper (a)...................    313,000      717,811
Yuen Foong Yu Paper Manufacturing
  (a)...............................  3,659,700    3,077,393
                                                 -----------
                                                   5,927,655
                                                 -----------
PLASTICS - 7.9%
Formosa Plastic.....................  5,730,578   12,411,976
Nan Ya Plastics Corp................  8,191,687   15,655,184
                                                 -----------
                                                  28,067,160
                                                 -----------
TOTAL BASIC INDUSTRIES..............              67,337,504
                                                 -----------
CONSTRUCTION & REAL ESTATE - 8.1%
Asia Cement.........................  5,223,633    9,982,918
Cathay Construction.................  2,428,000    4,268,953
Gold Sun Development & Construction
  (a)...............................  1,160,853      950,791
Pacific Construction (a)............  3,891,000    3,555,171
Taiwan Cement Corp..................  3,300,000    6,727,094
Taiwan Glass........................  1,537,550    3,190,286
Tung Ho Steel (a)...................    110,000      103,309
                                                 -----------
                                                  28,778,522
                                                 -----------
DURABLES - 27.3%
AUTOMOBILES, TIRES & ACCESSORIES - 11.7%
Cheng Shin Rubber Industrial Co.....  5,471,471  $ 7,747,815
China Motor Co......................  7,997,100   10,363,538
Ensure Co. (a)......................  1,195,000    1,500,764
Giant Manufacturing.................  2,847,900    4,634,019
Tatung Co...........................  2,699,827    5,896,750
Tong Yang Industry Co. Ltd. (a).....  2,529,928    3,315,402
Yue Loong Motor (a).................  9,572,000    7,874,748
                                                 -----------
                                                  41,333,036
                                                 -----------
CONSUMER ELECTRONICS - 1.8%
Sampo Corp. (a).....................  1,745,849    1,537,969
Shihlin Electric & Engineering......    600,000    1,179,426
Teco Electric & Machinery Co........  2,116,000    3,889,847
                                                 -----------
                                                   6,607,242
                                                 -----------
TEXTILES & APPAREL - 13.8%
Chia Her Industrial Co. (a).........     79,000       53,489
Everest Textile (a).................  4,683,820    3,733,962
Far East Textile....................  2,236,680    2,532,152
Formosa Chemical & Fibre............  8,558,530   10,499,161
Formosa Taffeta Co. Ltd.............  2,120,000    2,099,086
Hualon Teijran (a)..................  12,800,000  11,182,702
Hung Chou Chemical (a)..............    864,000      918,380
Hwang Dih Lon Textile Co. (a).......  2,956,000    1,667,868
I Hwa Industrial (a)................    134,850       67,251
Li Peng Enterprise (a)..............  8,715,300    7,138,228
Reward Wool (a).....................  7,500,000    6,443,158
Ruentex Industries (a)..............  1,590,000    1,221,251
Sinkong Spinning (a)................    450,000      697,827
Taiwan Taffeta Fabric Co. Ltd.
  (a)...............................     50,100       47,417
Universal Textile (a)...............    364,800      274,885
                                                 -----------
                                                  48,576,817
                                                 -----------
TOTAL DURABLES......................              96,517,095
                                                 -----------
FINANCE - 15.6%
BANKS - 11.0%
Chang Hwa Bank......................  1,182,500    6,844,217
China Bills Finance Corp. (a).......  1,434,230    1,310,443
Chung Hsing Bills (a)...............  2,537,000    2,373,445
First Commercial Bank...............  1,402,000    8,369,845
Fuh Hwa Securities..................  4,732,941    8,149,252
Hwa Nan Commercial Bank Ltd.........  1,510,000    7,365,585
ICBC................................  1,400,000    4,331,841
                                                 -----------
                                                  38,744,628
                                                 -----------

6   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

                                                    US$
                                                   VALUE
                                       SHARES     (NOTE 1)
                                      ---------  ----------

COMMON STOCKS - CONTINUED
INSURANCE - 4.6%
Cathay Life Insurance Co. Ltd.......  2,067,600  $12,795,021
Shin Kong Life Insurance Co.........    986,000    3,463,616
                                                 -----------
                                                  16,258,637
                                                 -----------
TOTAL FINANCE.......................              55,003,265
                                                 -----------
NONDURABLES - 0.6%
FOODS - 0.6%
AGV Products Corp. (a)..............  1,195,190      896,251
Great Wall Enterprises..............  1,040,000      670,089
Ve Wong (a).........................    800,000      666,885
                                                 -----------
                                                   2,233,225
                                                 -----------
RETAIL & WHOLESALE - 0.7%
GENERAL MERCHANDISE STORES - 0.7%
Far Eastern Department Stores.......  1,765,500    2,300,786
                                                 -----------
TECHNOLOGY - 18.7%
COMPUTERS & BUSINESS EQUIPMENT - 8.9%
D Link Corp.........................  3,150,000    4,391,722
Delta Electronics Inc...............  6,243,560   11,932,107
Elitegroup Computers (a)............  4,866,000    3,896,910
First International Computer Inc.
  (a)...............................    520,000      622,766
Mitac International (a).............  5,643,000    4,416,457
Universal Scientific Industrial Co.,
  Inc. (a)..........................  1,200,000    1,922,027
Wus Printed Circuit.................  2,319,200    4,136,755
                                                 -----------
                                                  31,318,744
                                                 -----------
ELECTRONICS - 9.8%
Compeq Manufacturing Co., Inc.......  5,298,714   11,765,919
Hon Hai Precision (a)...............  6,621,523   14,703,247
Liton Electronics...................  2,415,836    3,069,152
Taiwan Mask Corp. (a)...............  2,469,474    5,303,737
                                                 -----------
                                                  34,842,055
                                                 -----------
TOTAL TECHNOLOGY....................              66,160,799
                                                 -----------
TRANSPORTATION - 4.5%
AIR TRAVEL - 0.4%
China Airlines......................  1,120,000    1,479,961
                                                 -----------
SHIPPING - 4.1%
Sincere Navigation..................  6,779,300    5,700,623
U Ming Marine.......................  8,745,111    8,563,339
                                                 -----------
                                                  14,263,962
                                                 -----------
TOTAL TRANSPORTATION................              15,743,923
                                                 -----------
TOTAL COMMON STOCK
  (Identified Cost --
  $292,236,107).....................             334,075,119
                                                 -----------

                                      PRINCIPAL      US$
                                       AMOUNT       VALUE
                                         NT$      (NOTE 1)
                                      ---------  -----------
CERTIFICATES OF DEPOSIT - 0.2%
Mid Business Bank of Kaohsiung:
  6.00%, 10/07/96...................  10,528,973 $   383,276
  6.05%, 10/04/96...................  10,537,696     383,593
                                                 -----------
TOTAL CERTIFICATES OF DEPOSIT
  (Identified Cost -- $766,758).....                 766,869
                                                 -----------
COMMERCIAL PAPER - 5.1%
American Express 6.00%, 9/06/96
  (b)...............................  49,926,729   1,817,434
Ba Chen Co 5.65%, 9/07/96 (b).......  1,478,019       53,803
Chun Gun Co. 6.25%, 9/11/96.........  9,973,854      363,068
Ea-Chen Co. 5.25%, 9/07/96 (b)......  1,475,279       53,703
Yi-Chen Engineering Co. 5.55%,
  9/06/96 (b).......................  9,969,773      362,920
Gea Houn Company 5.50%, 9/11/96
  (b)...............................  39,866,534   1,451,222
Gui Tsuin 5.55%, 9/10/96 (b)........  29,918,956   1,089,111
Home Go 5.65%, 9/12/96 (b)..........  9,975,589      363,132
Ial Garn Co. 6.40%, 9/05/96 (b).....  49,934,938   1,817,733
Kar Hui Co. 6.00%, 9/20/96 (b)......  2,722,282       99,097
Lea Eaun Co. 5.50%, 9/09/96 (b).....  9,958,150      362,497
Masterlink Security Co. Ltd:
  5.45%, 9/04/96 (b)................  99,834,460   3,634,176
  5.45%, 9/06/96 (b)................  24,951,104     908,271
Nan Tou Motor 5.55%, 9/14/96 (b)....  99,667,573   3,628,101
Young Gean 5.50%, 9/11/96 (b).......  4,977,765      181,201
Yuam Hon Investment 6.35%, 9/04/96
  (b)...............................  49,948,020   1,818,209
                                                 -----------
TOTAL COMMERCIAL PAPER
  (Identified Cost --
  $17,993,562)......................              18,003,678
                                                 -----------

                                      MATURITY
                                       AMOUNT
                                         US$
                                      ---------
REPURCHASE AGREEMENT - 0.2%
With State Street Bank and Trust
  Company at 2.000%, dated 8/26/96,
  due 9/3/96 (collateralized by U.S.
  Treasury Notes 5.875%, 8/15/98,
  market value $717,552)............    703,269  $   703,000
                                                 -----------
TOTAL INVESTMENTS -- 100%
  (COST -- $311,699,427)............             $353,548,666
                                                 -----------
                                                 -----------

    The accompanying notes are an integral part of the financial statements.   7

--------------------------------------------------------------------------------

LEGEND:

NT$ - New Taiwan dollar

US$ - United States dollar

(a)  Non-income producing

(b) Certificates of Deposit and Commercial Paper that are traded through Bills Finance Corporations must be guaranteed by either a bank, a trust company or a Bills Finance Corporation.Since there is no recognized credit rating system in the Republic of China, the guarantee may not be comparable to a guarantee issued by a U.S. institution.

INCOME TAX INFORMATION:

At August 31, 1996, the aggregate cost of investment securities for income tax purposes was $312,378,368. Net unrealized appreciation aggregated $41,170,298, of which $44,333,302 related to appreciated investment securities and $3,163,004 related to depreciated investment securities.In addition, the Fund had a capital loss carryforward of $9,725,670 for the year ended August 31, 1996.The capital loss carryforward may be utilized to offset capital gains through August 31, 2004.

8   The accompanying notes are an integral part of the financial statements.

  FINANCIAL STATEMENTS
---------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
August 31, 1996

ASSETS
Investment in securities, at value (including repurchase
  agreement of $703,000) (cost $311,699,427) (Notes 1 and 2)
  -- See accompanying schedule..............................            $353,548,666
Cash........................................................                     948
Cash in New Taiwan dollars (cost $160,197)..................                 160,210
Receivable for investments sold.............................              12,134,800
Interest receivable.........................................                  19,383
Prepaid expenses............................................                  30,286
                                                                        ------------
  Total assets..............................................             365,894,293
LIABILITIES
Payable for investments purchased...........................  $485,748
Accrued management fee......................................   350,841
Taiwan withholding tax payable (Note 1).....................   504,698
Other payables and accrued expenses.........................   394,360
                                                              --------
  Total liabilities                                                        1,735,647
                                                                        ------------
NET ASSETS..................................................            $364,158,646
                                                                        ------------
                                                                        ------------
Net Assets consist of (Note 1):
Paid in capital.............................................            $329,525,084
Accumulated undistributed net realized gain (loss) on
  investments and foreign currency..........................              (7,214,104)
Net unrealized appreciation (depreciation) on:
  Investment securities.....................................              41,849,239
  Assets and liabilities denominated in foreign
   currencies...............................................                  (1,573)
                                                                        ------------
NET ASSETS..................................................            $364,158,646
                                                                        ------------
                                                                        ------------
NET ASSET VALUE, per share ($364,158,646  DIVIDED BY
  16,365,519 shares outstanding)............................                  $22.25
                                                                               -----
                                                                               -----

STATEMENT OF OPERATIONS
Year Ended August 31, 1996

INVESTMENT INCOME
Dividends...................................................                 $   3,975,988
Interest....................................................                       952,976
                                                                             -------------
                                                                                 4,928,964
Less: Taiwan withholding tax (Note 1).......................                      (942,254)
                                                                             -------------
  Total Income..............................................                     3,986,710
EXPENSES
Management fee (Note 3)
  Basic fee.................................................  $   4,504,614
  Performance adjustment....................................       (661,921)
Taiwan stock dividend tax (Note 1)..........................      1,317,599
Custodian fees and expenses.................................        619,314
Legal.......................................................        246,602
Administration and Accounting fees
  (Note 3)..................................................        242,503
Shareholder Communications..................................        115,706
Audit.......................................................        112,001
Directors compensation......................................         97,493
Delaware franchise tax......................................         65,000
Insurance fees..............................................         42,941
Transfer agent fees.........................................         10,132
Miscellaneous...............................................         32,831
                                                              -------------
  Total expenses............................................                     6,744,815
                                                                             -------------
NET INVESTMENT INCOME (LOSS)................................                    (2,758,105)
                                                                             -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 1)
Net realized gain (loss) on:
  Investment securities.....................................    (13,622,515)
  Foreign currency transactions.............................        134,662
                                                              -------------
                                                                               (13,487,853)
Change in net unrealized appreciation (depreciation) on:
  Investment securities.....................................     77,153,396
  Assets and liabilities denominated in foreign
   currencies...............................................        (10,331)    77,143,065
                                                              -------------  -------------
Net gain (loss).............................................                    63,655,212
                                                                             -------------
Net increase (decrease) in net assets resulting from
  operations................................................                 $  60,897,107
                                                                             -------------
                                                                             -------------

    The accompanying notes are an integral part of the financial statements.   9

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                               YEAR ENDED     YEAR ENDED
                                                               AUGUST 31,     AUGUST 31,
                                                                  1996           1995
                                                              -------------  ------------
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net investment income (loss)..............................  $  (2,758,105) $ (2,245,089)
  Net realized gain (loss) on investments...................    (13,487,853)   19,199,023
  Change in net unrealized appreciation (depreciation) on
   investments and foreign currency transactions............     77,143,065  (104,269,069)
                                                              -------------  ------------
  Net increase (decrease) in net assets resulting from
   operations...............................................     60,897,107   (87,315,135)
                                                              -------------  ------------
Distributions to shareholders
  In excess of net investment income........................       (370,659)           --
  From net realized gains...................................             --   (66,261,035)
  In excess of net realized gains...........................             --    (2,399,848)
                                                              -------------  ------------
  Total distributions to shareholders.......................       (370,659)  (68,660,883)
                                                              -------------  ------------
Share transactions
  Net proceeds from sales of shares (Note 4)................     32,529,699    62,858,255
  Reinvestment of distributions from net investment
   income...................................................          7,217       490,170
                                                              -------------  ------------
  Net increase (decrease) in net assets resulting from share
   transactions.............................................     32,536,916    63,348,425
                                                              -------------  ------------
    Total increase (decrease) in net assets.................     93,063,364   (92,627,593)

NET ASSETS
  Beginning of period.......................................    271,095,282   363,722,875
                                                              -------------  ------------
  End of period (including accumulated net investment income of $0 and $0, respectively)..............................  $ 364,158,646  $271,095,282
                                                              -------------  ------------
                                                              -------------  ------------

OTHER INFORMATION
Shares
  Sold (Note 4).............................................      1,538,805     3,530,085
  Issued in reinvestment of distributions from net
   investment income........................................            357        21,907
                                                              -------------  ------------
Net increase (decrease).....................................      1,539,162     3,551,992
                                                              -------------  ------------
                                                              -------------  ------------

10  The accompanying notes are an integral part of the financial statements.

---------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS+

                                                                YEARS ENDED AUGUST 31,
                                               ---------------------------------------------------------
                                                 1996        1995        1994        1993        1992
                                               ---------   ---------   ---------   ---------   ---------
SELECTED PER SHARE DATA
Net asset value, beginning of period.........  $  18.28    $  32.26    $  18.06    $  19.68    $ 19.67
                                               ---------   ---------   ---------   ---------   ---------
Income from Investment Operations
  Net investment income (loss)...............     (0.18)++    (0.19)      (0.24)       0.20       0.06
  Net realized and unrealized gain (loss) on
   investments...............................      4.18       (7.27)      14.20       (1.70)     (0.20)
                                               ---------   ---------   ---------   ---------   ---------
  Total from investment operations...........      4.00       (7.46)      13.96       (1.50)     (0.14)
                                               ---------   ---------   ---------   ---------   ---------
Less Distributions
  From net investment income.................        --          --       (0.14)      (0.12)        --
  In excess of net investment income.........     (0.03)         --       (0.01)         --         --
  From net realized gains....................        --       (5.88)         --          --         --
  In excess of net realized gains............        --       (0.21)         --          --         --
                                               ---------   ---------   ---------   ---------   ---------
  Total distributions........................     (0.03)      (6.09)      (0.15)      (0.12)        --
                                               ---------   ---------   ---------   ---------   ---------
Antidilution/(Dilution) resulting from
  additional offering of shares at market and
  reinvestment of dividends at market........      0.02       (0.40)       0.44          --       0.46
Offering expenses............................     (0.02)      (0.03)      (0.05)         --      (0.31)
                                               ---------   ---------   ---------   ---------   ---------
Net asset value, end of period...............  $  22.25    $  18.28    $  32.26    $  18.06    $ 19.68
                                               ---------   ---------   ---------   ---------   ---------
                                               ---------   ---------   ---------   ---------   ---------
Market value, end of period..................  $  23.50    $  21.63    $  31.88    $  20.13    $ 17.88
                                               ---------   ---------   ---------   ---------   ---------
                                               ---------   ---------   ---------   ---------   ---------

TOTAL RETURN
Per-share market value.......................       8.8%      (12.0)%      59.2%       13.3%     (25.9)%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)......  $364,159    $271,095    $363,723    $145,190    $158,168
Ratio of expenses to average net assets+++...      2.24%       2.43%       2.49%       2.67%      2.94%
Ratio of expenses to average net assets,
  excluding stock dividend tax expense.......      1.81%       2.02%       2.28%       2.49%      2.71%
Ratio of net investment income (loss) to
  average net assets.........................     (0.92)%     (0.78)%     (1.01)%      1.05%      0.29%
Portfolio turnover rate......................       131%        159%        267%        163%       129%
Average commission rate++++..................  $  0.002          --          --          --         --

+          Based on average shares outstanding during the period.
++         Investment Income per share reflects a regular dividend from China Steel Corp. of $0.05 per share. (Based on shares outstanding at 8/31/96.)
+++        Expense ratio includes 20% tax paid on stock dividends received by the Fund.
++++       For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

  NOTES TO FINANCIAL STATEMENTS
---------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES.

The Taiwan Fund, Inc. (the "Fund"), a Delaware corporation, is registered under the Investment Company Act of 1940, as amended (the Act), as a diversified closed-end management investment company.

The Fund is not permitted to invest directly in the securities of Republic of China (ROC) companies. Therefore, it invests through a contractual securities investment trust fund arrangement. This arrangement was established by means of the Securities Investment Trust, Investment Management and Custodian Contract (Management Contract) among China Securities Investment Trust Corporation (Adviser), the International Commercial Bank of China (Custodian) and the Fund. Under the Management Contract the Adviser manages and invests the assets of the Fund and the Custodian holds the assets. The Fund is the sole beneficiary of the assets held under the Management Contract and, as required by ROC regulations, its interest in the assets is evidenced by units of beneficial interest.

The Fund is treated as a Qualified Foreign Institutional Investor (QFII) which limits the Fund's ownership of a company's shares to no more than 7.5% of such shares. In addition, all QFIIs together can not own more than 20% of a company's shares. All Funds managed by China Securities Investment Trust Company (CSITC) are limited in aggregate to 10% ownership of a company's shares.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

The policies described below are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. generally accepted accounting principles.

SECURITY VALUATION. All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination of the Fund's net asset value per share or, if there was no sales price on such date, at the closing price quoted for such securities (but if bid and asked quotations are available, at the mean between the last current bid and asked prices, rather than such quoted closing price). Securities which are traded over-the-counter are valued at the mean between the current bid and asked prices or, if no quotations are available, are valued as determined in good faith by the Board of Directors of the Fund. In certain instances where the price determined above may not represent fair market value, the value is determined in such manner as the Board may prescribe. Short-term investments, having a maturity of 60 days or less are valued at cost which approximates market value, with accrued interest or discount earned included in interest receivable.

FOREIGN CURRENCY TRANSLATION. The financial accounting records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of

---------------------------------------------------------------------------
changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included in realized and unrealized gain or loss on investments in securities.

TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its investment company taxable income and net realized capital gains for its fiscal year. In addition to federal income tax for which the Fund is liable on undistributed amounts, the Fund is subject to federal excise tax on undistributed investment company taxable income and net realized capital gains. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information." The Fund is organized in Delaware and as such is required to pay Delaware an annual franchise tax. Also, the Fund is currently subject to a Taiwan security transaction tax of 0.3% on equities and 0.1% on corporate bonds and mutual fund shares of the transaction amount.

The Fund's functional currency for tax reporting purposes is the New Taiwan dollar.

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except where the ex-dividend date may have passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date.

Dividends are typically declared by Taiwanese companies in the Fund's third fiscal quarter of each year. As a result, the Fund receives substantially less dividend income in the first half of its year. Interest income, which includes accretion of original discount, is accrued as earned.

Dividend and interest income generated in Taiwan is subject to a 20% withholding tax. Stock dividends received (except those which have resulted from capitalization of capital surplus) are taxable at 20% of the par value of the stock dividends received.

DISTRIBUTIONS TO SHAREHOLDERS. The distributable income from the assets held under the Management Contract, which is limited to cash dividends and interest income received, may be distributed to the Fund only once in each year at the Fund's discretion and is recorded on the ex-dividend date. Realized capital gains and stock dividends may also be distributed to the Fund. Within the above limitations the Fund will, under current ROC regulations, be able to remit out of the ROC the proceeds of income and capital gains distributions, unit redemptions and other distributions of assets held under the Management Contract.

The Fund distributes to shareholders at least annually, substantially all of its taxable ordinary income and expects to distribute its taxable net realized gains. Certain foreign currency gains (losses) are taxable as ordinary income and, therefore, increase (decrease) taxable ordinary income available for distribution. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders may elect to have all distributions automatically reinvested in Fund shares. (See the summary of the Plan.) Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES. - CONTINUED
SECURITY TRANSACTIONS. Security transactions are accounted for as of the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. PURCHASES AND SALES OF SECURITIES.

Purchases and sales of securities, other than short-term securities, aggregated $398,168,449 and $371,354,579, respectively.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEE. As the Fund's investment adviser, CSITC receives a fee that is computed daily at an annual rate of 1.50% of the Fund's average net assets. The basic fee is subject to a performance adjustment (up to a maximum of +-.50%) based on the Fund's investment performance as compared to the Taiwan Stock Exchange Index over a rolling 36-month period. For the year ended August 31, 1996, the management fee was equivalent to an annual rate of 1.28% of average net assets.

DIRECTORS FEES. No director, officer or employee of the Investment Manager or its' affiliates will receive any compensation from the Fund for serving as an officer or director of the Fund. The Fund pays each of its directors who is not a director, officer or employee of the Investment Manager an annual fee of $7,500 plus $750 for each Board of Directors' meeting or Audit Committee meeting attended. In addition, the Fund will reimburse each of the directors for travel and out-of-pocket expenses incurred in connection with Board of Directors' meetings.

ADMINISTRATION FEES. State Street Bank and Trust Company ("State Street") provides, or arranges for the provision of certain administrative and accounting services for the Fund, including maintaining the books and records of the Fund, and preparing certain reports and other documents required by federal and/or state laws and regulations. For these services, the Fund pays State Street a fee at the annual rate of 0.09% of the Fund's average daily net assets up to $150 million, 0.06% of the next $150 million, and 0.04% of those assets in excess of $300 million, subject to certain minimum requirements.

4. FUND SHARES.

At August 31, 1996, there were 20,000,000 shares of $0.01 par value capital stock authorized, of which 16,365,519 were issued and outstanding. On January 31, 1996, the Fund issued 357 shares of its common stock, valued at $7,217, to shareholders participating in the Fund's Dividend Reinvestment and Cash Purchase Plan. On May 3, 1996, the Fund completed a secondary offering by issuing 1,538,805 shares of its common stock. Proceeds to the Fund, after deducting commissions of $1,723,462 and offering expenses of $246,847, amounted to $32,529,699.

---------------------------------------------------------------------------

5. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED).

                                                                                                               NET INCREASE
                                                                                                                (DECREASE)
                                                                                                               IN NET ASSETS
                                 INVESTMENT              NET INVESTMENT            NET GAIN (LOSS)               RESULTING
                                   INCOME                INCOME (LOSS)             ON INVESTMENTS             FROM OPERATIONS
                           -----------------------  ------------------------  -------------------------  -------------------------
                                            PER                       PER                        PER                        PER
                              TOTAL        SHARE        TOTAL        SHARE        TOTAL         SHARE        TOTAL         SHARE
                           ------------  ---------  -------------  ---------  --------------  ---------  --------------  ---------
1996
For the quarters ended:
  November 30, 1995        $  1,051,957  $    0.07  $    (368,985) $   (0.02) $   (8,279,100) $   (0.55) $   (8,648,085) $   (0.57)
  February 29, 1996             491,052       0.03       (565,863)     (0.04)       (113,070)     (0.01)       (678,933)     (0.05)
  May 31, 1996                  626,282       0.04     (1,193,805)     (0.08)     42,775,694       2.95      41,581,789       2.87
  August 31, 1996             1,817,419       0.11       (629,452)     (0.04)     29,271,688       1.79      28,642,336       1.75
1995
For the quarters ended:
  November 30, 1994        $  1,532,687  $    0.17  $    (297,059) $   (0.03) $  (33,857,011) $   (3.00) $  (34,154,070) $   (3.03)
  February 28, 1995             855,573       0.09       (371,616)     (0.03)      4,489,450       0.39       4,117,834       0.36
  May 31, 1995                1,210,163       0.11       (132,518)     (0.01)     (8,254,262)     (0.73)     (8,386,780)     (0.74)
  August 31, 1995             1,193,713       0.09     (1,443,896)     (0.12)    (47,448,223)     (3.93)    (48,892,119)     (4.05)
1994
For the quarters ended:
  November 30, 1993        $    441,764  $    0.05  $    (166,793) $   (0.02) $   17,775,492  $    2.21  $   17,608,699  $    2.19
  February 28, 1994             308,979       0.03     (1,474,695)     (0.15)     28,097,283       3.09      26,622,588       2.94
  May 31, 1994                1,660,975       0.15        219,482       0.02      14,817,418       1.31      15,036,900       1.33
  August 31, 1994             1,195,876       0.18     (1,037,185)     (0.09)     85,676,333       7.59      84,639,148       7.50
1993
For the quarters ended:
  November 30, 1992        $  1,507,260  $    0.19  $     446,355  $    0.06  $   (2,575,302) $   (0.32) $   (2,128,947) $   (0.26)
  February 28, 1993           1,290,702       0.16        356,074       0.04       5,140,218       0.64       5,496,292       0.68
  May 31, 1993                1,644,255       0.20        550,079       0.07        (779,494)     (0.10)       (229,415)     (0.03)
  August 31, 1993             1,316,185       0.16        269,869       0.03     (15,429,363)     (1.92)    (15,159,494)     (1.89)

  REPORT OF INDEPENDENT ACCOUNTANTS
---------------------------------------------------------------------------

To the Shareholders and Board of Directors of The Taiwan Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of The Taiwan Fund, Inc., including the schedule of portfolio investments, as of August 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Taiwan Fund, Inc., as of August 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.

                                                 COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
October 8, 1996

  SUMMARY OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
---------------------------------------------------------------------------

WHAT IS THE DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN?

The Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers shareholders of The Taiwan Fund, Inc. (the "Fund") a prompt and simple way to reinvest their dividends and capital gains distributions in shares of the Fund. The Fund will distribute to shareholders, at least annually, substantially all of its net income and expects to distribute annually its net realized capital gains. State Street Bank and Trust Company acts as Plan Agent for shareholders in administering the Plan. The Plan also allows you to make optional cash investments in Fund shares through the Plan Agent.

WHO CAN PARTICIPATE IN THE PLAN?

If you own shares in your own name, you can elect to participate directly in the Plan. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate on your behalf.

WHAT DOES THE PLAN OFFER?

The Plan has two components; reinvestment of dividends and capital gains distributions, and a voluntary cash purchase feature.

REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

If you choose to participate in the Plan, your dividends and capital gains distributions will be promptly invested for you, automatically increasing your holdings in the Fund. If the Fund declares a dividend or capital gains distribution payable in cash, you will automatically receive shares purchased by the Plan Agent on the New York Stock Exchange or otherwise on the open market.

If a distribution is declared which is payable in shares or cash at the option of the shareholder and if on the valuation date (generally the payable date) the market price of shares is equal to or exceeds their net asset value, the Fund will issue new shares to you at the greater of the following: (a) net asset value per share or (b) 95% of the market price per share. If the market price per share on the valuation date is less than the net asset value per share, the Fund will issue new shares to you at the market price per share on the valuation date.

All reinvestments are in full and fractional shares, carried to three decimal places. In the case of foreign (non-U.S.) shareholders, reinvestment will be made net of applicable withholding tax.

VOLUNTARY CASH PURCHASE OPTION

Plan participants have the option of making investments in Fund shares through the Plan Agent. You may invest any amount from $100 to $3,000 semi-annually. The Plan Agent will purchase shares for you on the New York Stock Exchange or otherwise on the open market on or about February 15 and August 15. If you hold shares in your own name, you should deal directly with the Plan Agent. We suggest you send your check to the following address to be received on or about February 5 or August 5 to allow time for processing: State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266.

--------------------------------------------------------------------------------

The Plan Agent will return any cash payments received more than thirty days prior to February 15 or August 15, and you will not receive interest on uninvested cash payments. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate in the cash purchase option on your behalf.

IS THERE A COST TO PARTICIPATE?

Each participant will pay a pro rata portion of brokerage commissions payable with respect to purchases of shares by the Plan Agent on the New York Stock Exchange or otherwise on the open market. Otherwise, there is no charge to participants for reinvesting dividends and capital gains distributions, since the Plan Agent's fees are paid by the Fund. Brokerage charges for purchasing shares through the Plan are expected to be less than the usual brokerage charges for individual transactions, because the Plan Agent will purchase stock for all participants in blocks, resulting in lower commissions for each individual participant.

For purchases from voluntary cash payments, participants are charged a service fee of $.75 for each investment and a pro rata share of the brokerage commissions.

Brokerage commissions and service fees, if any, will be deducted from amounts to be invested.

WHAT ARE THE TAX IMPLICATIONS FOR PARTICIPANTS?

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

If the Fund issues shares upon reinvestment of a dividend or capital gains distribution, for U.S. federal income tax purposes, the amount reportable in respect of the reinvested amount of the dividend or distribution will be the fair market value of the shares received as of the payment date, which will be reportable as ordinary dividend income and/ or long term capital gains. The shares will have a tax basis equal to such fair market value, and the holding period for the shares will begin on the day after the payment date. State, local and foreign taxes may also be applicable.

ONCE ENROLLED IN THE PLAN, MAY I WITHDRAW FROM IT?

You may withdraw from the Plan without penalty at any time by written notice to the Plan Agent.

If you withdraw, you will receive, without charge, stock certificates issued in your name for all full shares, or, if you wish, the Plan Agent will sell your shares and send you the proceeds, less a service fee of $2.50 and less brokerage commissions. The Plan Agent will convert any fractional shares you hold at the time of your withdrawal to cash at the current market price and send you a check for the proceeds.

---------------------------------------------------------------------------

WHOM SHOULD I CONTACT FOR ADDITIONAL INFORMATION?

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to: State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266, 1-800-426-5523. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to arrange for them to participate in the Plan on your behalf.

EITHER THE FUND OR THE PLAN AGENT MAY AMEND OR TERMINATE THE PLAN. EXCEPT IN THE CASE OF AMENDMENTS NECESSARY OR APPROPRIATE TO COMPLY WITH APPLICABLE LAW, RULES OR POLICIES OR A REGULATORY AUTHORITY, PARTICIPANTS WILL BE MAILED WRITTEN NOTICE AT LEAST 90 DAYS BEFORE THE EFFECTIVE DATE OF ANY AMENDMENT. IN THE CASE OF TERMINATION, PARTICIPANTS WILL BE MAILED WRITTEN NOTICE AT LEAST 90 DAYS BEFORE THE RECORD DATE OF ANY DIVIDEND OR CAPITAL GAINS DISTRIBUTION BY THE FUND.

---------------------------------------------------------------------------

   UNITED STATES ADDRESS
   The Taiwan Fund, Inc.
   225 Franklin Street
   Boston, MA
   1-800-636-9242

   INVESTMENT ADVISER
   China Securities Investment Trust Corporation
   Taipei, Taiwan

   DIRECTORS AND OFFICERS
   Benny T. Hu, President and Director
   Harvey H.W. Chang, Director
   David Dean, Director
   Joe O. Rogers, Director
   Jack C. Tang, Director
   S.Y. Wang, Director
   Lawrence F. Weber, Director
   Gloria Wang, Treasurer and Secretary
   Laurence E. Cranch, Assistant Secretary

   ADMINISTRATOR, ACCOUNTING AGENT,
   TRANSFER AGENT, DIVIDEND PAYING
   AGENT, AND REGISTRAR
   State Street Bank and Trust Company
   Boston, MA

   CUSTODIANS
   The International Commercial Bank of China
   Taipei, Taiwan
   State Street Bank and Trust Company
   Boston, MA

   LEGAL COUNSEL
   Rogers & Wells, New York, NY
   Lee and Li, Taipei, Taiwan

   INDEPENDENT ACCOUNTANTS
   Coopers & Lybrand L.L.P.
   Boston, MA